SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

____________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 14, 2024

CANNABIS SUISSE CORP.

(Exact name of registrant as specified in its charter)

Nevada	333-213009	38-3993849
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

10 North Newnan Street, Suite A Jacksonville, FL	32202
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (904) 595-5820

________________________________________________

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

ITEM 4.01CHANGE IN REGISTRANT’S CERTIFYING ACCOUNTANT.

On March 14, 2024, the sole director of the Registrant dismissed Accell Audit & Compliance, P.A. (“Accell”) as the Registrant’s independent registered public accounting firm. Accell served as the Registrant’s independent public accounting firm since 2019. Also on March 14, 2024, the sole director of the Registrant appointed MAC Accounting Group & CPAs. LLP (“MAC”) to serve as the Registrant’s independent public accounting firm to audit the Registrant’s financial statements for the fiscal year ending May 31, 2024.

The audit reports of Accell on the Registrant’s financial statements for the fiscal years ended May 31, 2022, and 2023, did not contain an adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle other than an explanatory paragraph regarding the Registrant’s ability to continue as a going concern.

During the Registrant’s fiscal years ended May31, 2022 and 2023, and through. November 31, 2023, there was no disagreement(s) with Accell on any matter of accounting principles or practices, financial statement disclosure or procedure, which disagreement(s), if not resolved to the satisfaction of Accell, would have caused it to make a reference to the subject matter of the disagreement(s) in connection with its report, nor were there any “reportable events”, as such term is described in Item304(a)(1)(v) of Regulation S-K promulgated under the Securities Act of 1934, as amended (the “1934 Act”).

The Registrant provided Accell with a copy of this Form 8-K prior to filing with the U.S. Securities and Exchange Commission (“Commission”) and requested Accell to furnish the Registrant with a letter addressed to the Commission stating whether it agrees with the above statements. A copy of Accell’s letter, dated March 14, 2024, is attached as Exhibit 16.1 to this Form 8-K.

During the Registrant’s two most recent fiscal years and through March 14, 2024, the date of the appointment of MAC, neither the Registrant nor any person on its behalf has consulted with MAC with respect to either (i) the application of accounting principles to a specified transaction, either contemplated or proposed, or the type of audit opinion that might be rendered on the Registrant’s financial statements or (ii) any matter that was the subject of a “disagreement’ or a “reportable event” as such terms are described in Items 304(a)(1)(iv) or 304(a)(1)(v) respectively of Regulation S-K promulgated under the 1934 Act.

ITEM 9.01FINANCIAL STATEMENTS AND EXHIBITS

Exhibit No.	Description
16.1	Letter from Accell Audit & Compliance, P.A..
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 18, 2024	Cannabis Suisse Corp.

By: /s/ Scott McAlister
Scott McAlister, Chief Executive Officer